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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2012

Nortek, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34697	05-0314991
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	Regulation FD Disclosure

On October 15, 2012, Nortek, Inc. (“Nortek” or the “Company”) publicly announced that it intends to offer $235.0 million in aggregate principal amount of its 8.5% Senior Notes due 2021 (the “New Notes”). The New Notes are being offered as additional notes under an indenture pursuant to which Nortek previously issued $500.0 million in aggregate principal amount of its 8.5% Senior Notes due 2021. A copy of the press release announcing the offering is attached as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated by reference herein. The Company intends to use all of the proceeds from the proposed offering to repay an equal amount of indebtedness outstanding under its term loan facility and to use cash on hand to pay related fees and expenses.

The New Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States or to any U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This Current Report shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of the New Notes, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In addition, the Company is disclosing under Item 7.01 in this Current Report the information attached as Exhibit 99.2, which is incorporated by reference herein.

The information included in this Item 7.01 and in Exhibits 99.1 and 99.2 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission or any other document, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                    Description

99.1	Press Release, dated October 15, 2012.

99.2	Regulation FD Disclosure.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORTEK, INC.

Date: October 15, 2012	By: /s/ Almon C. Hall
Name:    Almon C. Hall
Title:    Senior Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.    Description of Exhibits

99.1	Press Release, dated October 15, 2012.

99.2	Regulation FD Disclosure.